EXHIBIT 99.1

HOME PROPERTIES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
THIRD QUARTER 2007

OWNED COMMUNITY RESULTS

THIRD QUARTER 2007						3Q'07versus3Q'06
						%Growth
	# of	Date	3Q'07	3Q'07	Year Ago	Rental	Total	Total	Total	3Q '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI
Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,026	93.7%	93.1%	0.1%	1.3%	4.8%	-0.6%
Canterbury Apartments	618	7/16/1999	$909	95.7%	95.1%	2.9%	1.0%	-7.0%	6.0%
Country Village	344	4/30/1998	$869	96.2%	92.2%	2.0%	6.4%	-5.4%	15.7%
Falcon Crest	396	7/16/1999	$960	91.8%	91.5%	2.2%	1.8%	0.9%	2.3%
Fenland Field	234	8/1/2001	$1,059	94.9%	91.3%	-1.6%	0.4%	0.1%	0.6%
Fox Hall Apartments	720	3/29/2007	$842	94.8%	n/a	n/a	n/a	n/a	n/a
Gateway Village	132	7/16/1999	$1,238	95.4%	91.3%	1.2%	6.4%	1.5%	9.2%
Heritage Woods	164	10/4/2006	$969	96.5%	n/a	n/a	n/a	n/a	n/a
Mill Towne Village Apts	384	5/31/2001	$852	94.1%	92.9%	3.5%	4.0%	-1.0%	7.5%
Morningside Heights	1,050	4/30/1998	$855	94.7%	93.2%	2.4%	2.8%	-4.3%	7.1%
Owings Run	504	7/16/1999	$1,157	94.4%	94.4%	5.0%	4.5%	6.8%	3.2%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,096	95.0%	93.4%	6.4%	6.5%	9.1%	4.6%
Selford Townhomes	102	7/16/1999	$1,266	94.1%	95.1%	1.9%	1.6%	6.0%	-0.6%
The Coves at Chesapeake	469	11/20/2006	$1,157	94.3%	n/a	n/a	n/a	n/a	n/a
Timbercroft Townhomes	284	7/16/1999	$832	99.1%	98.5%	2.6%	1.4%	-3.4%	4.1%
Top Field	156	10/4/2006	$1,095	95.6%	n/a	n/a	n/a	n/a	n/a
Village Square Townhomes	370	7/16/1999	$1,112	95.3%	95.8%	1.6%	0.6%	7.9%	-2.6%
Woodholme Manor	177	3/31/2001	$823	95.2%	93.6%	3.9%	6.3%	5.0%	7.3%
Total Baltimore Region	7,268		$973	94.8%	93.6%	2.2%	2.7%	0.7%	3.9%	17.3%

Boston Region
Gardencrest	696	6/28/2002	$1,427	96.8%	96.3%	2.6%	2.0%	-4.0%	5.5%
Highland House	172	5/31/2006	$1,122	97.3%	94.6%	2.9%	6.5%	-1.5%	11.3%
Liberty Place	107	6/6/2006	$1,398	91.2%	93.0%	2.0%	-2.1%	10.6%	-9.2%
Stone Ends	280	2/12/2003	$1,231	96.2%	97.1%	0.9%	-3.5%	-0.7%	-4.9%
The Heights at Marlborough	348	9/7/2006	$1,168	95.3%	n/a	n/a	n/a	n/a	n/a
The Meadows at Marlborough	264	9/7/2006	$1,140	95.5%	n/a	n/a	n/a	n/a	n/a
The Townhomes of Beverly	204	2/15/2007	$1,452	92.9%	n/a	n/a	n/a	n/a	n/a
The Village at Marshfield	276	3/17/2004	$1,140	98.0%	93.8%	0.3%	7.1%	4.3%	8.7%
Westwoods	35	4/30/2007	$1,211	92.6%	n/a	n/a	n/a	n/a	n/a
Total Boston Region	2,382		$1,277	95.9%	95.6%	1.9%	1.9%	-0.8%	3.5%	7.5%

Chicago Region
Blackhawk	371	10/20/2000	$867	95.8%	95.4%	1.8%	2.2%	0.9%	3.8%
Courtyards Village	224	8/29/2001	$801	97.7%	95.7%	3.4%	2.2%	0.3%	4.1%
Cypress Place	192	12/27/2000	$916	98.8%	94.8%	0.4%	3.2%	1.5%	5.4%
The Colony	783	9/1/1999	$861	98.1%	95.6%	5.0%	8.0%	3.3%	13.3%
The New Colonies	672	6/23/1998	$721	93.3%	94.0%	2.2%	-0.6%	-6.5%	5.1%
Total Chicago Region	2,242		$819	96.5%	95.1%	3.1%	3.7%	0.0%	7.7%	3.7%

Florida Region
The Hamptons	668	7/7/2004	$1,039	94.3%	94.2%	4.2%	4.0%	-7.0%	15.9%
Vinings at Hampton Village	168	7/7/2004	$1,135	95.1%	94.5%	5.2%	7.6%	1.1%	14.5%
Total Florida Region	836		$1,058	94.4%	94.2%	4.4%	4.8%	-5.3%	15.6%	1.9%

Hudson Valley Region
Carriage Hill	140	7/17/1996	$1,235	96.3%	98.1%	3.7%	3.0%	24.6%	-13.0%
Cornwall Park	75	7/17/1996	$1,574	97.9%	96.1%	-1.0%	-1.8%	-11.2%	5.5%
Lakeshore Villas	152	7/17/1996	$1,046	96.3%	91.9%	-1.0%	5.2%	-6.2%	15.3%
Patricia	100	7/7/1998	$1,413	98.6%	95.4%	2.1%	4.8%	-6.7%	11.3%
Sherwood Consolidation	224	10/11/2002	$1,251	96.5%	94.9%	4.4%	7.8%	6.3%	9.2%
Sunset Gardens	217	7/17/1996	$911	97.3%	93.1%	-2.0%	3.3%	-0.8%	6.5%
Total Hudson Valley Region	908		$1,177	97.0%	94.8%	1.3%	4.3%	2.6%	5.7%	2.5%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

OWNED COMMUNITY RESULTS
THIRD QUARTER 2007						3Q '07versus3Q '06
						% Growth
	# of	Date	3Q '07	3Q '07	Year Ago	Rental	Total	Total	Total	3Q '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI
Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,205	96.4%	94.9%	1.3%	1.9%	7.2%	-1.5%
Cambridge Village	82	3/1/2002	$1,625	97.5%	96.4%	5.2%	5.0%	0.4%	8.5%
Coventry Village	94	7/31/1998	$1,386	96.8%	95.3%	1.4%	4.7%	-1.0%	10.9%
Devonshire Hills	297	7/16/2001	$1,719	95.8%	96.1%	-1.2%	-8.8%	-11.6%	-7.3%
East Winds	96	11/1/2000	$1,178	93.2%	95.4%	2.3%	-4.0%	3.6%	-9.1%
Hawthorne Court	434	4/4/2002	$1,383	94.8%	94.5%	1.5%	3.1%	2.6%	3.6%
Heritage Square	80	4/4/2002	$1,621	97.0%	97.4%	5.3%	2.7%	0.3%	4.8%
Holiday Square	144	5/31/2002	$1,136	94.3%	96.2%	3.9%	2.1%	-7.8%	9.5%
Lake Grove Apartments	368	2/3/1997	$1,380	95.4%	94.3%	-1.2%	1.6%	-1.4%	3.2%
Maple Tree	84	11/1/2000	$1,151	89.5%	95.9%	0.2%	-9.5%	9.2%	-20.8%
Mid- Island Estates	232	7/1/1997	$1,303	96.7%	93.8%	3.3%	6.6%	2.7%	9.3%
Rider Terrace	24	11/1/2000	$1,254	97.7%	84.5%	-0.4%	13.9%	-6.0%	31.0%
Sayville Commons	342	7/15/2005	$1,469	98.2%	99.1%	4.8%	3.4%	9.9%	-0.4%
South Bay Manor	61	9/11/2000	$1,584	96.1%	93.3%	0.9%	0.7%	-1.3%	2.1%
Southern Meadows	452	6/29/2001	$1,332	95.6%	95.8%	-1.9%	-3.1%	11.8%	-12.0%
Stratford Greens	359	3/1/2002	$1,430	95.2%	96.2%	2.4%	3.1%	-4.3%	7.9%
Terry Apartments	65	11/1/2000	$1,164	88.1%	92.4%	0.8%	-8.6%	-41.1%	17.4%
Westwood Village Apts	242	3/1/2002	$2,256	95.7%	96.0%	4.5%	7.0%	8.5%	6.0%
Woodmont Village Apts	96	3/1/2002	$1,313	96.0%	93.9%	2.2%	2.1%	-19.9%	16.0%
Yorkshire Village Apts	40	3/1/2002	$1,648	94.1%	95.8%	6.1%	3.5%	7.2%	0.5%
Total Long Island Region	3,752		$1,449	95.6%	95.6%	1.6%	1.0%	1.1%	1.0%	13.1%

Maine Region
Liberty Commons	120	8/30/2006	$1,156	95.7%	79.5%	n/a	n/a	n/a	n/a
Mill Co. Gardens	95	7/7/1998	$781	97.4%	96.1%	2.5%	3.7%	9.1%	-0.7%
Redbank Village	500	7/7/1998	$823	97.2%	95.2%	1.1%	4.0%	7.8%	1.6%
Total Maine Region	715		$873	96.9%	95.4%	1.3%	3.9%	8.0%	1.3%	1.5%

New Jersey Region
Barrington Gardens	148	3/1/2005	$973	93.1%	96.0%	12.3%	15.8%	-0.7%	35.9%
Chatham Hill Apartments	308	1/30/2004	$1,647	94.3%	95.9%	4.2%	1.5%	-13.9%	8.6%
East Hill Gardens	33	7/7/1998	$1,506	91.3%	96.1%	3.9%	-1.2%	28.2%	-13.0%
Hackensack Gardens	198	3/1/2005	$957	97.1%	96.8%	9.0%	8.0%	32.1%	-9.2%
Jacob Ford Village	270	2/15/2007	$1,042	92.2%	n/a	n/a	n/a	n/a	n/a
Lakeview	106	7/7/1998	$1,319	97.1%	97.6%	5.2%	4.4%	4.1%	4.6%
Northwood Apartments	134	1/30/2004	$1,261	96.3%	93.0%	4.7%	8.9%	4.1%	13.0%
Oak Manor	77	7/7/1998	$1,757	95.5%	96.0%	2.0%	-2.2%	16.4%	-9.6%
Pleasant View	1,142	7/7/1998	$1,135	93.5%	93.8%	6.2%	6.9%	-2.2%	12.6%
Pleasure Bay	270	7/7/1998	$1,086	94.3%	96.9%	2.2%	2.1%	9.9%	-3.3%
Regency Club	372	9/24/2004	$1,122	94.8%	95.5%	0.9%	1.1%	4.0%	-1.0%
Royal Gardens Apartments	550	5/28/1997	$1,198	94.8%	92.4%	5.1%	8.0%	6.3%	9.0%
Wayne Village	275	7/7/1998	$1,347	96.0%	97.7%	3.9%	1.3%	1.1%	1.4%
Windsor Realty	67	7/7/1998	$1,151	96.0%	94.9%	0.5%	2.9%	24.9%	-8.5%
Total New Jersey Region	3,950		$1,197	94.5%	94.9%	4.8%	4.9%	2.9%	6.1%	11.8%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$822	94.5%	97.2%	-1.6%	-4.8%	13.6%	-18.8%
Castle Club	158	3/15/2000	$927	94.0%	92.1%	-1.3%	0.7%	-0.3%	1.5%
Chesterfield	247	9/23/1997	$903	94.2%	97.0%	-0.7%	-1.1%	5.8%	-6.3%
Curren Terrace	318	9/23/1997	$922	95.9%	95.1%	1.1%	2.9%	1.9%	3.7%
Glen Brook	174	7/28/1999	$824	93.2%	93.2%	1.1%	4.1%	2.6%	6.4%
Glen Manor	174	9/23/1997	$794	91.2%	92.6%	4.1%	2.5%	1.6%	3.5%
Golf Club	399	3/15/2000	$1,015	95.6%	93.0%	0.1%	2.5%	-7.5%	9.6%
Hill Brook Place	274	7/28/1999	$883	93.7%	95.0%	1.0%	-0.2%	1.3%	-1.7%
Home Properties of Bryn Mawr	316	3/15/2000	$1,034	93.3%	91.1%	-2.7%	-0.1%	-5.4%	4.5%
Home Properties of Devon	631	3/15/2000	$1,092	94.7%	93.0%	-0.8%	-1.2%	-1.9%	-0.7%
Home Properties of Newark	432	7/16/1999	$868	92.0%	94.0%	1.8%	-4.0%	-5.5%	-2.8%
New Orleans Park	442	7/28/1999	$854	94.7%	96.4%	4.1%	3.4%	6.2%	1.2%
Racquet Club	466	7/7/1998	$1,015	96.4%	95.2%	-1.1%	3.7%	7.1%	1.5%
Racquet Club South	103	5/27/1999	$862	97.2%	96.3%	-2.4%	2.4%	0.4%	4.1%
Ridley Brook	244	7/28/1999	$891	93.5%	95.4%	0.4%	-0.8%	2.5%	-3.5%
Sherry Lake	298	7/23/1998	$1,171	90.8%	93.2%	-0.1%	-3.2%	3.7%	-7.1%
The Brooke at Peachtree Village	146	8/15/2005	$1,078	95.2%	98.1%	5.9%	3.4%	10.7%	-1.7%
The Landings	384	11/25/1996	$971	95.5%	96.5%	0.6%	-1.7%	-1.6%	-1.8%
Trexler Park	250	3/15/2000	$1,042	95.3%	92.6%	-0.1%	-0.5%	-9.4%	6.5%
Trexler Park West	144	Under Construction	$1,295	73.9%	13.6%	n/a	n/a	n/a	n/a
Valley View	177	9/23/1997	$821	91.0%	90.1%	-1.5%	6.3%	6.2%	6.4%
Village Square	128	9/23/1997	$935	92.9%	94.7%	2.5%	0.7%	2.0%	-0.5%
William Henry	363	3/15/2000	$1,087	95.1%	89.7%	-1.3%	5.1%	-2.6%	10.7%
Total Philadelphia Region	6,428		$966	94.3%	93.9%	0.2%	0.7%	0.4%	0.9%	14.8%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

OWNED COMMUNITY RESULTS

THIRD QUARTER 2007						3Q '07versus3Q '06
						% Growth
	# of	Date	3Q '07	3Q '07	Year Ago	Rental	Total	Total	Total	3Q '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI
Washington DC Region
Braddock Lee	255	3/16/1998	$1,249	95.0%	97.6%	4.6%	2.9%	4.1%	2.1%
Cider Mill	864	9/27/2002	$1,063	97.1%	94.0%	-0.2%	2.4%	-3.3%	6.8%
Cinnamon Run	511	12/28/2005	$1,154	96.7%	96.8%	2.7%	4.8%	-7.3%	10.9%
East Meadow	150	8/1/2000	$1,335	93.9%	94.6%	4.9%	2.3%	2.4%	2.2%
Elmwood Terrace	504	6/30/2000	$889	92.6%	95.4%	4.2%	-4.6%	-0.2%	-8.6%
Falkland Chase	450	9/10/2003	$1,311	94.4%	96.3%	6.9%	2.9%	1.8%	3.4%
Mount Vernon Square	1,387	12/27/2006	$1,143	95.6%	n/a	n/a	n/a	n/a	n/a
Orleans Village	851	11/16/2000	$1,280	93.6%	92.5%	0.7%	4.7%	-7.6%	14.1%
Park Shirlington	294	3/16/1998	$1,229	96.6%	97.5%	3.5%	2.1%	-0.9%	4.2%
Peppertree Farm	881	12/28/2005	$1,117	91.2%	90.8%	1.0%	1.2%	-10.2%	9.1%
Seminary Hill	296	7/1/1999	$1,210	93.6%	94.4%	1.6%	2.2%	-2.4%	6.5%
Seminary Towers	540	7/1/1999	$1,251	93.5%	95.9%	3.8%	1.9%	1.2%	2.6%
Tamarron Apartments	132	7/16/1999	$1,405	95.0%	96.9%	4.5%	0.5%	-6.9%	4.1%
The Apts at Wellington Trace	240	3/2/2004	$1,245	94.0%	96.3%	2.4%	0.4%	7.7%	-2.7%
The Manor - MD	435	8/31/2001	$1,131	94.2%	95.7%	0.5%	0.7%	3.5%	-1.0%
The Manor - VA	198	2/19/1999	$996	93.7%	96.3%	1.3%	0.6%	2.1%	-0.3%
The Sycamores	185	12/16/2002	$1,380	94.5%	96.2%	6.1%	8.3%	17.8%	3.6%
Virginia Village	344	5/31/2001	$1,226	95.6%	95.0%	0.8%	3.5%	4.2%	2.8%
West Springfield	244	11/18/2002	$1,408	96.6%	94.9%	3.7%	4.5%	12.8%	0.9%
Woodleaf Apartments	228	3/19/2004	$1,105	92.2%	94.3%	3.9%	1.9%	8.8%	-2.0%
Total Washington DC Region	8,989		$1,175	94.5%	94.7%	2.4%	2.4%	-1.1%	4.7%	25.9%

TOTAL OWNED PORTFOLIO	37,470		$1,108	94.9%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	32,910		$1,108	95.0%	94.7%	2.2%	2.4%	0.3%	3.8%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

OWNED COMMUNITY RESULTS
September YTD						YTD '07 versus YTD '06
						% Growth
	# of	Date	YTD '07	YTD '07	Year Ago	Rental	Total	Total	Total	YTD '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI
Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,033	93.2%	93.5%	3.8%	7.8%	2.8%	11.2%
Canterbury Apartments	618	7/16/1999	$897	96.1%	95.5%	4.1%	4.2%	0.0%	6.9%
Country Village	344	4/30/1998	$853	95.4%	93.5%	2.2%	7.2%	3.6%	10.1%
Falcon Crest	396	7/16/1999	$957	91.8%	91.5%	3.8%	3.8%	7.0%	2.0%
Fenland Field	234	8/1/2001	$1,066	94.3%	94.3%	1.4%	0.5%	1.7%	-0.4%
Fox Hall Apartments	720	3/29/2007	$826	94.7%	n/a	n/a	n/a	n/a	n/a
Gateway Village	132	7/16/1999	$1,230	96.5%	92.1%	2.5%	7.9%	-0.3%	12.7%
Heritage Woods	164	10/4/2006	$940	97.3%	n/a	n/a	n/a	n/a	n/a
Mill Towne Village Apts	384	5/31/2001	$837	94.9%	94.4%	2.9%	5.4%	4.1%	6.3%
Morningside Heights	1,050	4/30/1998	$850	94.6%	94.5%	2.8%	5.6%	2.7%	7.2%
Owings Run	504	7/16/1999	$1,139	95.4%	94.7%	6.5%	7.4%	10.5%	5.8%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,068	96.0%	94.9%	6.3%	7.5%	11.6%	4.8%
Selford Townhomes	102	7/16/1999	$1,261	95.7%	94.5%	3.0%	4.5%	6.2%	3.7%
The Coves at Chesapeake	469	11/20/2006	$1,147	91.7%	n/a	n/a	n/a	n/a	n/a
Timbercroft Townhomes	284	7/16/1999	$819	99.1%	99.1%	3.1%	2.7%	1.9%	3.2%
Top Field	156	10/4/2006	$1,072	96.6%	n/a	n/a	n/a	n/a	n/a
Village Square Townhomes	370	7/16/1999	$1,109	95.8%	96.2%	2.6%	3.4%	5.1%	2.6%
Woodholme Manor	177	3/31/2001	$815	94.8%	94.2%	4.5%	4.8%	1.9%	7.2%
Total Baltimore Region	7,268		$979	94.7%	94.4%	3.6%	5.5%	3.9%	6.6%	17.3%

Boston Region
Gardencrest	696	6/28/2002	$1,414	95.8%	96.6%	3.0%	1.9%	-2.9%	5.4%
Highland House	172	5/31/2006	$1,113	95.7%	n/a	n/a	n/a	n/a	n/a
Liberty Place	107	6/6/2006	$1,391	93.8%	n/a	n/a	n/a	n/a	n/a
Stone Ends	280	2/12/2003	$1,231	95.3%	97.0%	2.0%	-1.5%	-2.0%	-1.2%
The Heights at Marlborough	348	9/7/2006	$1,177	94.7%	n/a	n/a	n/a	n/a	n/a
The Meadows at Marlborough	264	9/7/2006	$1,145	93.9%	n/a	n/a	n/a	n/a	n/a
The Townhomes of Beverly	204	2/15/2007	$1,431	93.3%	n/a	n/a	n/a	n/a	n/a
The Village at Marshfield	276	3/17/2004	$1,136	95.9%	95.5%	1.1%	2.2%	0.4%	3.3%
Westwoods	35	4/30/2007	$1,184	94.3%	n/a	n/a	n/a	n/a	n/a
Total Boston Region	2,382		$1,257	95.3%	96.5%	2.4%	1.2%	-2.1%	3.5%	7.0%

Chicago Region
Blackhawk	371	10/20/2000	$857	96.0%	93.5%	1.7%	7.3%	0.5%	16.8%
Courtyards Village	224	8/29/2001	$791	97.6%	96.5%	2.8%	8.0%	-0.3%	18.0%
Cypress Place	192	12/27/2000	$912	98.2%	96.0%	1.0%	3.9%	2.9%	5.1%
The Colony	783	9/1/1999	$845	97.8%	96.2%	4.1%	6.1%	3.8%	8.7%
The New Colonies	672	6/23/1998	$707	96.1%	94.2%	0.9%	5.8%	-2.6%	13.6%
Total Chicago Region	2,242		$806	97.1%	95.2%	2.4%	6.2%	1.1%	11.9%	3.9%

Florida Region
The Hamptons	668	7/7/2004	$1,032	95.5%	95.6%	6.8%	7.9%	1.2%	14.4%
Vinings at Hampton Village	168	7/7/2004	$1,125	96.1%	96.0%	7.9%	9.6%	7.1%	12.1%
Total Florida Region	836		$1,051	95.6%	95.7%	7.0%	8.2%	2.5%	13.9%	2.0%

Hudson Valley Region
Carriage Hill	140	7/17/1996	$1,223	95.3%	95.0%	2.3%	2.0%	7.5%	-3.3%
Cornwall Park	75	7/17/1996	$1,569	95.8%	94.0%	-1.5%	0.2%	-4.3%	4.1%
Lakeshore Villas	152	7/17/1996	$1,037	96.5%	91.9%	-2.3%	3.2%	-0.8%	7.3%
Patricia	100	7/7/1998	$1,403	98.2%	94.4%	2.3%	7.9%	-3.4%	18.2%
Sherwood Consolidation	224	10/11/2002	$1,229	96.9%	96.0%	4.2%	5.2%	1.6%	9.4%
Sunset Gardens	217	7/17/1996	$906	97.9%	95.0%	-2.4%	2.8%	-2.0%	7.3%
Total Hudson Valley Region	908		$1,166	96.8%	94.6%	0.7%	3.7%	0.3%	7.2%	2.3%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

OWNED COMMUNITY RESULTS

September YTD						YTD '07VersusYTD '06
% Growth
	# of	Date	YTD '07	YTD '07	Year Ago	Rental	Total	Total	Total	YTD '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI
Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,200	94.9%	95.3%	1.7%	1.3%	2.1%	0.7%
Cambridge Village	82	3/1/2002	$1,599	96.3%	95.8%	4.4%	4.2%	-1.4%	9.2%
Coventry Village	94	7/31/1998	$1,379	95.2%	95.7%	1.5%	2.0%	4.3%	-0.5%
Devonshire Hills	297	7/16/2001	$1,715	96.0%	95.6%	-0.1%	-4.3%	-6.9%	-3.0%
East Winds	96	11/1/2000	$1,173	93.2%	96.3%	2.7%	-2.5%	7.1%	-9.4%
Hawthorne Court	434	4/4/2002	$1,369	94.2%	94.1%	0.5%	1.3%	7.2%	-3.9%
Heritage Square	80	4/4/2002	$1,592	96.4%	97.8%	4.8%	2.9%	6.7%	-0.3%
Holiday Square	144	5/31/2002	$1,130	95.5%	95.8%	4.3%	3.9%	-0.9%	7.4%
Lake Grove Apartments	368	2/3/1997	$1,380	94.7%	94.5%	-0.8%	0.9%	4.4%	-1.2%
Maple Tree	84	11/1/2000	$1,157	92.0%	95.2%	0.6%	-4.3%	11.4%	-16.0%
Mid- Island Estates	232	7/1/1997	$1,297	95.5%	93.2%	3.7%	5.9%	4.8%	6.7%
Rider Terrace	24	11/1/2000	$1,246	97.0%	91.5%	0.0%	1.3%	3.3%	-0.3%
Sayville Commons	342	7/15/2005	$1,457	97.6%	98.6%	5.3%	4.2%	7.4%	2.3%
South Bay Manor	61	9/11/2000	$1,561	95.7%	91.8%	1.5%	3.9%	7.3%	1.3%
Southern Meadows	452	6/29/2001	$1,336	94.4%	95.8%	-1.2%	-2.8%	11.1%	-11.8%
Stratford Greens	359	3/1/2002	$1,409	95.4%	95.6%	0.4%	1.8%	4.0%	0.3%
Terry Apartments	65	11/1/2000	$1,167	88.7%	96.5%	1.8%	-7.5%	-4.2%	-10.2%
Westwood Village Apts	242	3/1/2002	$2,216	96.3%	95.7%	3.2%	6.1%	10.1%	3.5%
Woodmont Village Apts	96	3/1/2002	$1,304	94.7%	95.4%	2.2%	2.3%	-5.0%	7.0%
Yorkshire Village Apts	40	3/1/2002	$1,617	96.5%	96.5%	4.2%	3.7%	5.5%	2.0%
Total Long Island Region	3,752		$1,439	95.3%	95.5%	1.5%	1.2%	4.8%	-1.3%	12.6%

Maine Region
Liberty Commons	120	8/30/2006	$1,132	97.2%	55.8%	n/a	n/a	n/a	n/a
Mill Co. Gardens	95	7/7/1998	$773	95.8%	95.3%	2.4%	2.4%	8.7%	-3.0%
Redbank Village	500	7/7/1998	$820	95.7%	94.8%	2.0%	4.5%	15.9%	-2.2%
Total Maine Region	715		$866	96.0%	94.9%	2.0%	4.2%	14.5%	-2.3%	1.5%

New Jersey Region
Barrington Gardens	148	3/1/2005	$941	94.8%	96.8%	11.7%	13.5%	7.6%	19.0%
Chatham Hill Apartments	308	1/30/2004	$1,627	93.4%	96.0%	3.7%	2.8%	12.3%	-1.0%
East Hill Gardens	33	7/7/1998	$1,494	94.5%	98.3%	4.4%	1.2%	18.7%	-7.1%
Hackensack Gardens	198	3/1/2005	$936	97.7%	98.1%	9.0%	9.3%	4.6%	14.4%
Jacob Ford Village	270	2/15/2007	$1,018	90.5%	n/a	n/a	n/a	n/a	n/a
Lakeview	106	7/7/1998	$1,304	96.2%	97.9%	5.2%	3.8%	0.4%	6.2%
Northwood Apartments	134	1/30/2004	$1,247	94.4%	94.8%	5.3%	4.5%	10.4%	-1.1%
Oak Manor	77	7/7/1998	$1,739	97.0%	97.7%	1.8%	2.8%	2.3%	3.1%
Pleasant View	1,142	7/7/1998	$1,119	94.1%	95.0%	6.4%	6.3%	-2.1%	12.9%
Pleasure Bay	270	7/7/1998	$1,075	93.9%	95.2%	2.3%	6.9%	4.6%	9.0%
Regency Club	372	9/24/2004	$1,119	95.3%	93.7%	1.5%	5.1%	5.3%	5.0%
Royal Gardens Apartments	550	5/28/1997	$1,186	93.0%	94.7%	6.0%	5.1%	-2.0%	10.8%
Wayne Village	275	7/7/1998	$1,330	95.5%	97.6%	4.4%	2.3%	3.9%	1.2%
Windsor Realty	67	7/7/1998	$1,145	95.0%	94.9%	0.9%	4.7%	4.2%	5.1%
Total New Jersey Region	3,950		$1,194	94.4%	95.6%	5.0%	5.3%	2.5%	7.4%	11.1%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$832	95.0%	95.0%	0.4%	3.8%	3.1%	4.5%
Castle Club	158	3/15/2000	$928	93.9%	94.2%	-0.1%	3.9%	1.5%	6.3%
Chesterfield	247	9/23/1997	$906	94.1%	97.1%	0.9%	3.6%	5.3%	2.1%
Curren Terrace	318	9/23/1997	$912	95.0%	94.4%	0.6%	6.9%	3.5%	10.0%
Glen Brook	174	7/28/1999	$817	94.0%	93.5%	0.7%	8.1%	-12.4%	40.0%
Glen Manor	174	9/23/1997	$784	95.3%	92.8%	2.9%	8.5%	1.7%	17.3%
Golf Club	399	3/15/2000	$1,011	94.5%	93.5%	0.2%	5.3%	2.5%	7.4%
Hill Brook Place	274	7/28/1999	$877	94.9%	95.0%	0.7%	5.0%	-0.7%	11.1%
Home Properties of Bryn Mawr	316	3/15/2000	$1,036	92.8%	91.9%	-1.4%	2.5%	-1.7%	6.1%
Home Properties of Devon	631	3/15/2000	$1,085	95.8%	93.0%	-0.3%	6.3%	-0.5%	11.2%
Home Properties of Newark	432	7/16/1999	$857	94.0%	94.9%	0.4%	0.3%	5.3%	-3.6%
New Orleans Park	442	7/28/1999	$846	94.4%	95.7%	4.1%	8.9%	2.8%	15.3%
Racquet Club	466	7/7/1998	$1,012	95.8%	94.6%	-0.9%	6.3%	2.5%	9.2%
Racquet Club South	103	5/27/1999	$865	95.4%	95.3%	-1.4%	5.9%	1.1%	10.5%
Ridley Brook	244	7/28/1999	$885	95.4%	96.5%	1.3%	4.8%	3.2%	6.4%
Sherry Lake	298	7/23/1998	$1,162	91.9%	93.7%	0.2%	1.6%	2.5%	1.1%
The Brooke at Peachtree Village	146	8/15/2005	$1,056	97.7%	97.3%	4.9%	5.5%	6.2%	5.0%
The Landings	384	11/25/1996	$960	96.0%	94.6%	-0.4%	3.4%	-2.0%	7.6%
Trexler Park	250	3/15/2000	$1,038	91.8%	90.2%	-0.8%	-1.5%	-3.5%	0.3%
Trexler Park West	144	Under Construction	$1,254	63.7%	4.6%	n/a	n/a	n/a	n/a
Valley View	177	9/23/1997	$826	87.8%	90.5%	-0.5%	7.6%	-85.4%	126.0%
Village Square	128	9/23/1997	$931	93.3%	93.9%	2.7%	2.8%	41.5%	-36.8%
William Henry	363	3/15/2000	$1,074	94.5%	91.6%	-2.7%	4.9%	-59.8%	51.9%
Total Philadelphia Region	6,428		$960	94.4%	93.9%	0.2%	4.7%	-4.2%	12.2%	15.7%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

OWNED COMMUNITY RESULTS
September YTD						YTD '07VersusYTD '06
% Growth
	# of	Date	YTD '07	YTD '07	Year Ago	Rental	Total	Total	Total	YTD '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI
Washington DC Region
Braddock Lee	255	3/16/1998	$1,226	95.6%	96.5%	2.3%	5.7%	3.7%	7.0%
Cider Mill	864	9/27/2002	$1,061	95.1%	95.0%	0.8%	3.4%	-1.7%	7.3%
Cinnamon Run	511	12/28/2005	$1,138	96.3%	95.5%	2.2%	3.7%	-4.3%	7.3%
East Meadow	150	8/1/2000	$1,314	94.9%	95.7%	5.0%	6.3%	-3.5%	13.0%
Elmwood Terrace	504	6/30/2000	$875	92.9%	93.1%	3.7%	0.9%	1.0%	0.8%
Falkland Chase	450	9/10/2003	$1,284	94.3%	95.5%	6.3%	4.1%	3.0%	4.6%
Mount Vernon Square	1,387	12/27/2006	$1,126	94.9%	n/a	n/a	n/a	n/a	n/a
Orleans Village	851	11/16/2000	$1,275	92.4%	94.5%	2.1%	3.5%	-2.2%	7.4%
Park Shirlington	294	3/16/1998	$1,200	96.1%	96.0%	1.5%	4.6%	-2.1%	9.6%
Peppertree Farm	881	12/28/2005	$1,100	90.8%	88.5%	0.4%	4.7%	-2.9%	10.1%
Seminary Hill	296	7/1/1999	$1,196	93.4%	94.8%	1.1%	3.7%	-3.2%	10.6%
Seminary Towers	540	7/1/1999	$1,239	93.9%	95.1%	2.9%	5.0%	3.3%	6.3%
Tamarron Apartments	132	7/16/1999	$1,391	95.0%	95.9%	6.0%	4.5%	5.8%	3.9%
The Apts at Wellington Trace	240	3/2/2004	$1,242	93.6%	97.6%	4.2%	-1.3%	8.6%	-5.4%
The Manor - MD	435	8/31/2001	$1,120	93.6%	94.4%	-0.2%	2.1%	5.8%	-0.4%
The Manor - VA	198	2/19/1999	$984	93.2%	95.8%	0.1%	0.8%	3.4%	-1.1%
The Sycamores	185	12/16/2002	$1,356	95.8%	96.9%	6.8%	8.1%	8.7%	7.8%
Virginia Village	344	5/31/2001	$1,217	95.3%	95.7%	0.7%	5.2%	0.5%	9.4%
West Springfield	244	11/18/2002	$1,382	96.8%	95.3%	4.0%	4.4%	4.7%	4.2%
Woodleaf Apartments	228	3/19/2004	$1,090	94.3%	94.4%	4.9%	5.0%	12.3%	1.1%
Total Washington DC Region	8,989		$1,161	94.1%	94.5%	2.4%	3.8%	0.7%	6.0%	26.6%

TOTAL OWNED PORTFOLIO	37,470		$1,099	94.7%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	32,910		$1,098	94.8%	94.8%	2.4%	4.1%	2.2%	5.5%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Physical Occupancy Comparison By Region - Core Properties

Sequential Comparison
Third Quarter 2007 vs. Second Quarter 2007

Region	% Units	3Q '07	2Q '07	Variance

New Jersey, Long Island, Hudson Valley	25.3%	95.3%	95.0%	0.3%
Washington	23.1%	94.4%	94.6%	-0.2%
Philadelphia	19.1%	94.3%	94.4%	-0.1%
Baltimore	17.5%	94.7%	94.9%	-0.2%
Chicago	6.8%	96.5%	97.4%	-0.9%
Boston	3.8%	96.9%	96.1%	0.8%
Florida	2.5%	94.4%	96.9%	-2.5%
Other	1.9%	97.2%	96.1%	1.1%

Total Core	100.0%	95.0%	95.0%	0.0%

Year over Year Comparison
Third Quarter 2007 vs. Third Quarter 2006

Region	% Units	3Q '07	3Q '06	Variance

New Jersey, Long Island, Hudson Valley	25.3%	95.3%	95.2%	0.1%
Washington	23.1%	94.4%	94.7%	-0.3%
Philadelphia	19.1%	94.3%	94.0%	0.3%
Baltimore	17.5%	94.7%	93.7%	1.0%
Chicago	6.8%	96.5%	95.1%	1.4%
Boston	3.8%	96.9%	96.0%	0.9%
Florida	2.5%	94.4%	94.2%	0.2%
Other	1.9%	97.2%	95.4%	1.8%

Total Core	100.0%	95.0%	94.7%	0.3%

September vs. Quarter Comparison

Region	% Units	Sep '07	3Q '07	Variance

New Jersey, Long Island, Hudson Valley	25.3%	95.5%	95.3%	0.2%
Washington	23.1%	94.4%	94.4%	0.0%
Philadelphia	19.1%	94.2%	94.3%	-0.1%
Baltimore	17.5%	95.5%	94.7%	0.8%
Chicago	6.8%	96.4%	96.5%	-0.1%
Boston	3.8%	97.2%	96.9%	0.3%
Florida	2.5%	93.6%	94.4%	-0.8%
Other	1.9%	97.1%	97.2%	-0.1%

Total Core	100.0%	95.0%	95.0%	0.0%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Net Operating Results - Core Properties

Sequential Results
Third Quarter 2007 vs. Second Quarter 2007

Region	% Units	Revenues	Expenses	NOI

New Jersey, Long Island, Hudson Valley	25.3%	0.8%	-4.9%	4.3%
Washington	23.1%	0.3%	1.1%	-0.1%
Philadelphia	19.1%	-3.1%	-3.0%	-3.2%
Baltimore	17.5%	-2.2%	-0.4%	-3.1%
Chicago	6.8%	-2.9%	-3.1%	-2.7%
Boston	3.8%	1.3%	-9.6%	7.5%
Florida	2.5%	-2.1%	-3.1%	-1.4%
Other	1.9%	0.5%	-3.9%	3.1%

Total Core	100.0%	-0.7%	-2.6%	0.4%

Year Over Year Results
Third Quarter 2007 vs. Third Quarter 2006

Region	% Units	Revenues	Expenses	NOI

New Jersey, Long Island, Hudson Valley	25.3%	2.9%	2.0%	3.5%
Washington	23.1%	2.4%	-1.1%	4.7%
Philadelphia	19.1%	0.7%	0.4%	0.9%
Baltimore	17.5%	2.7%	0.7%	3.9%
Chicago	6.8%	3.7%	0.0%	7.7%
Boston	3.8%	1.7%	-1.7%	3.7%
Florida	2.5%	4.8%	-5.3%	15.6%
Other	1.9%	3.9%	8.0%	1.3%

Total Core	100.0%	2.4%	0.3%	3.8%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Resident Statistics
	Top Six Reasons for Moveouts - Owned Communities
	3Q '07	2Q '07	1Q '07	4Q '06	3Q '06	2Q '06	1Q '06	Year '06	Year '05	Year '04
Employment related	17.40%	15.70%	15.20%	14.60%	15.70%	15.70%	16.40%	15.60%	15.60%	15.50%
Home purchase	14.90%	16.60%	16.70%	18.60%	19.10%	18.70%	17.60%	18.50%	19.40%	19.50%
Location convenience/apartment size	14.10%	13.90%	13.80%	12.70%	13.60%	11.70%	11.50%	12.40%	12.80%	12.30%
Eviction/skip	12.80%	12.70%	16.70%	17.00%	12.60%	12.30%	14.70%	14.20%	13.10%	12.30%
Domestic Situation	11.20%	10.30%	7.90%	8.20%	10.60%	9.50%	7.10%	8.85%	8.10%	8.00%
Rent Level	7.40%	8.60%	8.60%	8.40%	7.20%	8.70%	9.10%	8.40%	9.20%	9.60%

	Traffic - Core				Turnover – Core
			Signed	Signed
	Traffic	Traffic	Leases	Leases
	3Q '07	Year '07	3Q '07	Year '07
	vs.	To	vs.	To
	3Q '06	Year '06	3Q '06	Year '06	3Q '07	3Q '06	Year '07	Year '06
Region
Baltimore	12%	14%	30%	13%	12%	13%	32%	33%
Boston	14%	22%	-10%	22%	11%	12%	31%	29%
Chicago	3%	-2%	-9%	-11%	14%	16%	33%	40%
Florida	6%	2%	-23%	9%	15%	14%	39%	37%
Hudson Valley	-9%	-1%	-39%	-23%	12%	14%	32%	35%
Long Island	-23%	-13%	-16%	-7%	11%	11%	29%	28%
Maine	-7%	1%	3%	2%	10%	12%	33%	35%
New Jersey	10%	13%	14%	15%	12%	11%	32%	27%
Philadelphia	-9%	-1%	-21%	-8%	14%	15%	36%	38%
Washington	1%	4%	-3%	2%	13%	12%	32%	33%
Total Core	-2%	3%	-8%	0%	12%	12%	32%	32%

Bad Debt as % of Rent - Core
3Q '07	3Q '06	Year '07	Year '06
1.03%	0.90%	0.83%	0.72%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Net Operating Income Detail - Core Properties
($ in thousands, except per unit data)

	3Q '07	3Q '06	Qtr	%	YTD '07	YTD '06	YTD	%
	Actual	Actual	Variance	Variance	Actual	Actual	Variance	Variance
Rent	$102,774	$100,365	$2,409	2.4%	$305,714	$298,744	$6,970	2.3%
Utility recovery	2,661	2,176	485	22.3%	12,253	5,845	6,408	109.6%
Rent including recoveries	105,435	102,541	2,894	2.8%	317,967	304,589	13,378	4.4%
Other income	4,530	4,846	(316)	-6.5%	13,364	13,591	(227)	-1.7%

Total income	109,965	107,387	2,578	2.4%	331,331	318,180	13,151	4.1%
Operating & maintenance	(43,858)	(43,706)	(152)	-0.3%	(137,644)	(134,669)	(2,975)	-2.2%

Net Core NOI	$66,107	$63,681	$2,426	3.8%	$193,687	$183,511	$10,176	5.5%

Physical Occupancy %	95.0%	94.7%	0.3%		94.8%	94.8%	0.0%

Weighted Avg Rent	$1,108	$1,084	$24	2.2%	$1,098	$1,072	$26	2.4%

Seasonality factor for purposes of "grossing up" the third quarter results - 25.5%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Operating Expense Detail - Core Properties
($ in thousands)

	3Q '07	3Q '06	Qtr	%	YTD '07	YTD '06	YTD	%
	Actual	Actual	Variance	Variance	Actual	Actual	Variance	Variance
Electricity	$2,145	$2,216	$71	3.2%	$5,617	$5,537	$(80)	-1.4%
Gas	1,698	1,719	21	1.2%	14,183	14,268	85	0.6%
Water & sewer	3,303	3,029	(274)	-9.0%	9,206	8,773	(433)	-4.9%
Repairs & maintenance	6,364	8,136	1,772	21.8%	18,574	20,431	1,857	9.1%
Personnel expense	9,628	9,118	(510)	-5.6%	29,169	26,901	(2,268)	-8.4%
Site level incentive compensation	437	564	127	22.5%	1,568	1,758	190	10.8%
Advertising	1,101	1,092	(9)	-0.8%	3,198	3,145	(53)	-1.7%
Legal & professional	293	230	(63)	-27.4%	997	986	(11)	-1.1%
Office & telephone	1,356	1,522	166	10.9%	4,085	4,284	199	4.6%
Property insurance	2,600	1,576	(1,024)	-65.0%	6,714	5,178	(1,536)	-29.7%
Real estate taxes	10,859	10,460	(399)	-3.8%	31,565	30,522	(1,043)	-3.4%
Snow	2	2	-	0.0%	671	475	(196)	-41.3%
Trash	734	660	(74)	-11.2%	2,100	1,979	(121)	-6.1%
Property management G & A	3,338	3,382	44	1.3%	9,996	10,433	437	4.2%

Total Core	$43,858	$43,706	$(152)	-0.3%	$137,643	$134,670	$(2,973)	-2.2%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Discontinued Operations
 ($ in thousands)

The operating results of discontinued operations are summarized as follows for the quarter and nine months ended September 30, 2007 and 2006:

	3Q '07	3Q '06	YTD '07	YTD '06
Revenues:
Rental income	$696	$11,989	$5,106	$55,809
Property other income	21	1,476	411	5,434
Total revenues	717	13,465	5,517	61,243
Operating and maintenance	362	6,977	2,091	32,855
Interest expense	45	1,543	(86)	10,179
Depreciation and amortization	50	1,404	1,331	7,270
Total expenses	457	9,924	3,336	50,304
Income from discontinued operations
before minority interest	260	3,541	2,181	10,939
Minority interest in operating partnership	(74)	(1,017)	(626)	(3,491)
Income from discontinued operations	$186	$2,524	$1,555	$7,448

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Summary Of Recent Acquisitions
($ in millions, except per unit data)

					(1)			Wgtd. Avg.
			Purchase	# of	CAP	Purchase		Price Per
Community	Market	State	Date	Units	Rate	Price		Unit
2007 Acquisitions
The Townhomes of Beverly	Boston	MA	2/15/2007	204	5.8%	$36.4		$178,598
Jacob Ford Village	New Jersey	NJ	2/15/2007	270	5.5%	$26.7		$98,811
Fox Hall Apartments	Baltimore	MD	3/28/2007	720	5.7%	$62.2		$86,436
Westwoods	Boston	MA	4/30/2007	35	6.6%	$4.0		$114,143

Acquired after the third quarter close
Dunfield Townhouses	Baltimore	MD	11/1/2007	312	6.5%	$32.4	(2)	$103,821
			Total YTD	1,541	5.9%	$161.7		$104,954

					(1)		Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate	Price	Unit
2006 Acquisitions
Highland House	Boston	MA	5/31/2006	172	6.3%	$17.9	$104,006
Liberty Place	Boston	MA	6/6/2006	107	6.6%	$14.9	$139,178
The Heights at Marlborough	Boston	MA	9/7/2006	348	6.0%	$48.9	$140,557
The Meadows at Marlborough	Boston	MA	9/7/2006	264	6.4%	$34.2	$129,402
Heritage Woods	Baltimore	MD	10/4/2006	164	7.2%	$14.0	$85,622
Topfield Apartments	Baltimore	MD	10/4/2006	156	6.7%	$18.4	$117,891
The Coves at Chesapeake	Baltimore	MD	11/20/2006	469	5.7%	$67.0	$142,949
Mount Vernon Square	NoVA/DC	VA	12/27/2006	1,387	7.4%	$144.8	$104,375
			Total YTD	3,067	6.7%	$360.1	$117,411

Total 2007and 2006Acquisitions				4,608	6.4%	$521.8	$113,245

(1)	CAP rate based on projected NOI at the time of acquisition after an allowance for a 3% management fee but before capital expenditures.
(2)	Purchase Price is $2.2 million less than reported in acquisition press release due to GAAP fair market value adjustment for OP Units issued at a price above current market value.

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Summary Of Recent Sales
 ($ in millions, except per unit data)

					(1)		Wgtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate	Price	Unit
2007 Sales
Brittany Place	NoVA/DC	MD	7/12/2007	591	5.7%	$74.1	$125,381
Executive House	Philadelphia	PA	8/20/2007	100	6.4%	$9.6	$96,000
Shakespeare Park	Baltimore	MD	9/18/2007	84	7.3%	$6.9	$82,143
			Total YTD	775	5.9%	$90.6	$116,903

					(1)		Wgtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate	Price	Unit
2006 Sales
Fairmount & Kensington	New Jersey	NJ	4/5/2006	92	4.0%	$9.2	$99,478
Detroit Portfolio (19 properties)	Detroit	MI	6/29/2006	5,046	8.3%	$228.8	$45,334
Upstate Portfolio (18 properties)	Upstate NY	NY	12/6/2006	4,567	7.2%	$257.4	$56,364
			Total YTD	9,705	7.6%	$495.3	$51,038

Total 2007and 2006Sales				10,480	7.4%	$585.9	$55,909

(1)	CAP rate based on projected NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Breakdown Of Owned Units By Market

		Net			Net
		Acquired/			Acquired/
		Developed	As of	12/31/2006	Developed	As of	Current
Market	State	in 2006	12/31/2006	% of Units	in 2007	9/30/2007	% of Units
Suburban Washington	DC	1,387	9,579	25.92%	-590	8,989	23.99%
Suburban New York City	NY/NJ	-92	8,340	22.57%	270	8,610	22.98%
Baltimore	MD	790	6,632	17.95%	636	7,268	19.40%
Philadelphia	PA	87	6,467	17.50%	-39	6,428	17.16%
Boston	MA	891	2,143	5.80%	239	2,382	6.36%
Chicago	IL	0	2,242	6.07%	0	2,242	5.98%
Florida	FL	0	836	2.26%	0	836	2.23%
Portland	ME	72	715	1.93%	0	715	1.91%
Detroit	MI	-5,046	0	0.00%	0	0	0.00%
Upstate New York	NY	-4,567	0	0.00%	0	0	0.00%

Total		-6,478	36,954	100.0%	516	37,470	100.0%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION
Debt Summary Schedule
					MATURITY	YEARS TO
PROPERTY		LENDER	RATE	BALANCE	DATE	MATURITY
FIXED RATE SECURED
Royal Gardens Apts. - 1st		M&T Realty - Freddie Mac	4.900	29,902,728	11/01/07	0.09
Royal Gardens Apts. - 2nd		M&T Realty - Freddie Mac	4.550	1,406,465	11/01/07	0.09
Fenland Field		Prudential-Fannie Mae	5.050	11,705,274	12/01/07	0.17
Home Properties of Newark		Prudential-Fannie Mae	4.840	16,022,079	12/01/07	0.17
Village Square 1, 2 & 3		Prudential-Fannie Mae	5.050	20,404,579	12/01/07	0.17
Cypress Place		Reilly - Fannie Mae	7.130	5,896,552	01/01/08	0.25
The Landings - 2nd		CharterMac-Fannie Mae	6.740	3,518,305	01/01/08	0.25
The Landings -1st		CharterMac-Fannie Mae	6.930	8,783,521	01/01/08	0.25
Virginia Village		Wachovia - Svcr	6.910	8,628,512	01/01/08	0.25
Cambridge Village - 1st	(1)	North Fork Bank	5.960	2,458,290	03/01/08	0.42
Cambridge Village - 2nd		North Fork Bank	5.250	534,379	03/01/08	0.42
Yorkshire Village	(1)	North Fork Bank	5.810	1,405,741	03/01/08	0.42
Racquet Club South		NorthMarq - Freddie	6.980	2,747,995	07/01/08	0.75
Westwood Village - 1st	(1)	M and T Bank	5.940	14,821,649	10/31/08	1.09
Stone Ends		Prudential-Fannie Mae	4.530	22,481,197	11/01/08	1.09
Westwood Village - 2nd	(1)	M and T Bank	5.940	825,857	11/01/08	1.09
Westwood Village - 3rd		M and T Bank	5.550	17,201,797	11/01/08	1.09
Golf Club Apartments		ARCS - Fannie	6.585	15,123,433	12/01/08	1.17
Devonshire - 2nd		Wachovia - Fannie Mae	6.720	4,566,761	01/01/09	1.26
Heritage Square		CharterMac-Fannie	5.150	6,206,252	07/01/09	1.75
Blackhawk		M&T Realty - Freddie Mac	5.060	13,078,405	12/01/09	2.17
William Henry		NorthMarq - Freddie	5.310	22,239,510	12/01/09	2.17
Braddock Lee		Prudential-Fannie Mae	4.575	20,948,085	01/01/10	2.26
Elmwood Terrace		CharterMac-Fannie Mae	5.300	20,763,581	01/01/10	2.26
Glen Manor		Prudential-Fannie Mae	5.065	5,713,916	01/01/10	2.26
Hill Brook Apts		M&T Realty - Freddie Mac	5.210	11,030,328	01/01/10	2.26
Lakeview		Prudential-Fannie Mae	4.575	8,523,571	01/01/10	2.26
Pleasure Bay		Prudential-Fannie Mae	4.575	14,818,033	01/01/10	2.26
Ridley Brook		Prudential-Fannie Mae	4.865	9,520,758	01/01/10	2.26
Sherry Lake		GMAC - Freddie Mac	5.180	19,179,820	01/01/10	2.26
Windsor Realty		Prudential-Fannie Mae	4.575	4,588,218	01/01/10	2.26
Bayview/Colonial		M&T Realty - Freddie Mac	4.950	11,344,010	03/01/10	2.42
East Winds Apartments		M&T Realty - Freddie Mac	4.990	6,442,870	03/01/10	2.42
Multi-Property		M&T Realty - Freddie Mac	7.575	45,400,000	05/01/10	2.59
Cider Mill - 1st	(1)	Deutsche Bank - Freddie	4.720	41,950,483	10/01/10	3.01
Cider Mill - 2nd		Deutsche Bank - Freddie	5.180	17,893,493	10/01/10	3.01
Home Properties of Devon		Prudential-Fannie Mae	7.500	28,892,000	10/01/10	3.01
The Heights at Marlborough	(1)	Deutsche Bank - Freddie	5.420	22,971,887	10/01/10	3.01
Trexler Park		Prudential-Fannie Mae	7.500	10,140,000	10/01/10	3.01
Multi-Property		Prudential-Fannie Mae	7.250	32,978,000	01/01/11	3.26
Multi-Property		Prudential-Fannie Mae	6.360	8,141,000	01/01/11	3.26
Multi-Property		Prudential-Fannie Mae	6.160	58,881,000	01/01/11	3.26
Orleans Village - 1st		Prudential-Fannie Mae	6.815	43,745,000	01/01/11	3.26
Orleans Village - 2nd		Prudential-Fannie Mae	5.360	22,248,000	01/01/11	3.26
New Orleans/Arbor Crossing		Prudential-Fannie Mae	4.860	18,926,853	03/01/11	3.42
Racquet Club East - 1st		Prudential-Fannie Mae	6.875	21,040,900	04/01/11	3.50
Racquet Club East - 2nd		Prudential-Fannie Mae	5.490	10,273,754	04/01/11	3.50
Timbercroft Townhomes 1 - 1st		GMAC - HUD	8.500	409,258	05/01/11	3.59
The Meadows at Marlborough	(1)	Prudential - Fannie Mae	5.500	21,153,770	08/01/11	3.84
Lake Grove - 1st		Prudential-Fannie Mae	6.540	25,602,324	12/01/11	4.17
Lake Grove - 2nd		Prudential-Fannie Mae	5.510	11,016,700	12/01/11	4.17
Mount Vernon Square	(1)	KeyBank RE Cap-Fannie	5.490	88,774,163	01/01/12	4.26
Multi-Property Notes Pay		Seller Financing	4.000	415,831	02/01/12	4.34
Timbercroft III - 1st		GMAC - HUD	8.000	608,790	02/01/12	4.34
Castle Club Apartments		NorthMarq - Freddie	7.080	6,557,686	05/01/12	4.59
Gateway Village		Prudential-Fannie Mae	6.885	6,787,980	05/01/12	4.59
The Colonies		Prudential-Fannie Mae	7.110	19,980,574	06/01/12	4.67
Carriage Hill - NY		M&T Realty - Freddie Mac	6.850	5,624,451	07/01/12	4.76
Cornwall Park		M&T Realty - Freddie Mac	6.830	5,435,735	07/01/12	4.76
Lakeshore Villas		M&T Realty - Freddie Mac	6.850	4,860,463	07/01/12	4.76
Patricia Apts		M&T Realty - Freddie Mac	6.830	5,154,577	07/01/12	4.76
Sunset Gardens - 1st		M&T Realty - Freddie Mac	6.830	5,716,894	07/01/12	4.76
Sunset Gardens - 2nd		M&T Realty - Freddie Mac	5.520	2,746,169	07/01/12	4.76
Woodholme Manor		Prudential-Fannie Mae	7.165	3,654,847	07/01/12	4.76
Regency Club - 1st	(1)	CharterMac-Fannie Mae	4.840	18,050,144	10/01/12	5.01
Regency Club - 2nd		CharterMac-Fannie Mae	4.950	7,646,675	10/01/12	5.01
Liberty Place	(1)	CW Capital- Fannie	5.710	6,367,825	11/01/12	5.09
Hackensack Gardens - 1st		Wash Mutual-Fannie Mae	5.260	4,672,165	03/01/13	5.42
Hackensack Gardens - 2nd		Wash Mutual-Fannie Mae	5.440	4,505,029	03/01/13	5.42
Topfield Apartments		M&T Realty-Fannie Mae	5.300	6,272,384	04/01/13	5.51
Canterbury Apartments		M&T Realty-Fannie Mae	5.020	28,663,156	05/01/13	5.59
Morningside		JPMorganChase	6.990	16,592,498	05/01/13	5.59
Multi-Property		Prudential - Fannie Mae	6.475	100,000,000	08/31/13	5.92
Heritage Woods Apts	(1)	MMA Realty - Fannie	5.290	5,069,207	09/01/13	5.93
Falkland Chase		CharterMac-Fannie Mae	5.480	13,749,412	04/01/14	6.51
Wellington Trace		M&T Realty - Freddie Mac	5.520	25,315,847	04/01/14	6.51
Hawthorne Court		CharterMac-Fannie Mae	5.270	36,738,828	7/1/2014	6.76
Curren Terrace		M&T Realty - Freddie Mac	5.360	14,351,313	10/01/14	7.01
Stratford Greens		North Fork Bank	5.750	32,728,240	07/01/15	7.76
Sayville Commons		M&T Realty - Freddie Mac	5.000	42,222,686	08/01/15	7.84

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

					MATURITY	YEARS TO
PROPERTY		LENDER	RATE	BALANCE	DATE	MATURITY
Northwood Apartments		M&T Realty - Freddie Mac	5.500	10,675,000	12/01/15	8.18
Cinnamon Run		M&T Realty - Freddie Mac	5.250	52,300,000	01/01/16	8.26
Peppertree Farm		M&T Realty - Freddie Mac	5.250	80,500,000	01/01/16	8.26
The Hamptons/Vinings at Hamptons		Prudential-Fannie Mae	5.565	53,631,524	2/1/2016	8.35
Devonshire - 1st		Wachovia - Fannie Mae	5.600	39,211,073	04/01/16	8.51
Mid-Island		Prudential-Fannie Mae	5.480	19,913,000	04/01/16	8.51
Owings Run 1 & 2		Prudential-Fannie Mae	5.590	43,081,000	04/01/16	8.51
Country Village		CharterMac-Fannie Mae	5.520	19,678,833	06/01/16	8.68
Fox Hall Apartments		Columbia Nat'l - Freddie	5.610	47,000,000	06/01/17	9.68
Seminary Towers Apartments		Prudential-Fannie Mae	5.485	53,515,000	07/01/18	10.76
Mill Towne Village		Prudential-Fannie Mae	5.990	24,239,000	09/01/17	9.93
Chatham Hill		M&T Realty - Freddie Mac	5.590	45,000,000	01/01/18	10.26
Bonnie Ridge - 1st		Prudential Life	6.600	14,294,588	12/15/18	11.22
Bonnie Ridge - 2nd		Prudential Life	6.160	18,852,542	12/15/18	11.22
Bonnie Ridge - 3rd		Prudential Life	6.070	25,974,462	12/15/18	11.22
Timbercroft III - 2nd		M & T Realty - HUD	8.375	2,703,274	06/01/19	11.68
Timbercroft Townhomes 1 - 2nd		M & T Realty - HUD	8.375	1,835,318	06/01/19	11.68
Bari Manor	(1)	Wachovia (Servicer)	4.440	2,674,590	10/11/28	21.05
Hudson View Estates	(1)	Wachovia (Servicer)	4.500	2,075,421	10/11/28	21.05
Sherwood Townhouses	(1)	Wachovia (Servicer)	4.290	647,110	10/11/28	21.05
Sparta Green	(1)	Wachovia (Servicer)	4.440	1,690,972	10/11/28	21.05
Highland House	(1)	Arbor Comml - Fannie	6.320	6,438,240	01/01/29	21.27
Westwoods	(1)	Capstone Realty - HUD	5.940	3,719,966	06/01/34	26.69
Briggs-Wedgewood	(2)	Berkshire Mtg - HUD	6.000	16,585,013	11/01/34	27.11
The Village At Marshfield	(1)	Capstone Realty - HUD	5.950	23,920,130	01/01/42	34.28

WTD AVG - FIXED SECURED			5.752	1,933,916,517		6.06

VARIABLE RATE SECURED
Barrington Gardens 30L+165		Wachovia Bank	7.340	4,035,000	3/15/2008	0.46
Falkland Chase BMA Index + 1.10		MontCtyHOC-Fannie Mae	4.788	24,695,000	10/01/30	23.02
Adjusts Weekly

WTD AVG - VARIABLE SECURED			5.146	28,730,000		19.85

WTD AVG - TOTAL SECURED DEBT			5.743	1,962,646,517		6.26

FIXED RATE UNSECURED
Exchangeable Senior Notes			4.125	200,000,000	11/01/26	19.10

VARIABLE RATE UNSECURED - LINE OF CREDIT
Unsecured Line of Credit		M and T Bank et. al.	5.874	0	09/01/08	0.92
Adjusts Daily 30 LIBOR + 75

TOTAL COMBINED DEBT			5.593	$2,162,646,517		7.45

% OF PORTFOLIO - FIXED				98.7%

WTG AVG - TOTAL SECURED DEBT			5.743			6.26
WTD AVG - TOTAL PORTFOLIO			5.593			7.45

(1)	General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.
(2)	Affordable general partner minority interest property consolidated pursuant to FIN 46R.

					FIXED RATE
UNENCUMBERED PROPERTIES					MATURING DEBT SCHEDULE
						MATURING	WTD AVG	% OF
					YEAR	DEBT	RATE	TOTAL
Beechwood Gardens	160		Ridgeview Chase	204	2007	$79,441,125	4.94	4.11%
Courtyards Village	224		Sherwood House	6	2008	104,427,226	5.95	5.40%
Coventry Village	94		Southern Meadows	452	2009	46,090,927	5.36	2.38%
East Hill Gardens	33		Terry Apartments	65	2010	300,121,055	5.68	15.52%
Gardencrest	696		The Brooke at Peachtree	146	2011	274,416,559	6.24	14.19%
Glen Brook	174		The Colony	783	2012	188,382,804	5.92	9.74%
Holiday Square	144		The Coves at Chesapeake	469	2013	165,774,439	6.13	8.57%
Jacob Ford Village	270		The Sycamores	185	2014	90,155,400	5.39	4.66%
Liberty Commons	120		The Townhomes of Beverly	204	2015	85,625,926	5.35	4.43%
Maple Tree	84		Trexler Park	144	2016	308,315,429	5.43	15.94%
Rider Terrace	24		Wayne Village Apartments	275	2017 - 2042	291,165,626	5.83	15.06%
			Woodleaf Apartments	228	TOTAL	$1,933,916,517	5.75	100.00%
Total Unencumbered Properties:		23	Total Units:	5,184

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Recurring Capital Expenditure Summary

Effective January 1, 2007, the Company has updated its estimate of the amount of recurring, non-revenue enhancing capital expenditures incurred on an annual basis for a standard garden style apartment.  The Company now estimates that the proper amount is $760 per apartment unit compared to $525 which had been used since 2001.  This new amount better reflects current actual costs and the effects of inflation since the last update.

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction and improvement of properties.  Capital improvements are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/bath cabinets, new roofs, site improvements and various exterior building improvements.   Non-recurring upgrades include, among other items:  community centers, new windows, and kitchen/bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that Management estimates the Company incurs on an annual basis.

				Maintenance
			Capitalized	Expense	Total
	Capitalized		Expenditure	Cost Per	Cost Per
	Cost Per	Useful	Per Unit	Unit	Unit
Category	Unit	Life(1)	Per Year(2)	Per Year(3)	Per Year
Appliances	$1,368	10	$137	$5	$142
Blinds/shades	135	3	45	6	51
Carpets/cleaning	840	4	210	97	307
Computers, equipment, misc.(4)	120	5	24	29	53
Contract repairs	-	-	-	102	102
Exterior painting (5)	84	3	28	1	29
Flooring	250	7	36	-	36
Furnace/air (HVAC)	765	24	32	43	75
Hot water heater	260	7	37	-	37
Interior painting	-	-	-	138	138
Kitchen/bath cabinets	1,100	25	44	-	44
Landscaping	-	-	-	106	106
New roof	800	24	33	-	33
Parking lot	540	15	36	-	36
Pool/exercise facility	105	16	7	23	30
Windows	1,505	28	54	-	54
Miscellaneous (6)	555	15	37	40	77
Total	$8,427		$760	$590	$1,350

(1)	Estimated weighted average actual physical useful life of the expenditure capitalized.
(2)	This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.
(3)
These expenses are included in the Operating and Maintenance line item of the Consolidated Statement of Operations.  Maintenance labor costs are not included in the $760 per unit estimate.  All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same- store expense detail schedule.

(4)	Includes computers, office equipment/ furniture, and maintenance vehicles.
(5)
The level of exterior painting may be lower than other similar titled presentations as the Company's portfolio has a significant amount of brick exteriors.  In addition, the other exposed surfaces are most often covered in aluminum or vinyl.

(6)	Includes items such as: balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return.  This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Capital Expenditure Summary

The Company estimates that during the three and nine months ended September 30, 2007 approximately $190 and $570 per unit, respectively, was spent on recurring capital expenditures.  The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements as follows:

For the three months ended September 30, 2007
($ in thousands, except per unit data)
			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New buildings	$-	$-	$306	$8	$306	$8
Major building improvements	1,107	31	3,369	91	4,476	122
Roof replacements	307	8	467	13	774	21
Site improvements	400	11	2,560	69	2,960	80
Apartment upgrades	973	26	5,329	143	6,302	169
Appliances	1,129	31	8	-	1,137	31
Carpeting/flooring	2,288	61	1,231	33	3,519	94
HVAC/mechanicals	642	16	2,980	80	3,622	96
Miscellaneous	223	6	286	8	509	14
Totals	$7,069	$190	$16,536	$445	$23,605	$635

(a)
Calculated using the weighted average number of units owned, including 32,910 core units, 2006 acquisition units of 3,067, and 2007 acquisition units of 1,229 for the three months ended September 30, 2007 and 32,910 core units and 2006 acquisition units of 442 for the three months ended September 30, 2006.

For the nine months ended September 30, 2007
(in thousands, except per unit data)
			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New Buildings	$-	$-	$1,428	$39	$1,428	$39
Major building improvements	3,291	90	9,029	245	12,320	335
Roof replacements	913	25	1,537	41	2,450	66
Site improvements	1,189	32	4,584	124	5,773	156
Apartment upgrades	3,255	89	11,316	306	14,571	394
Appliances	2,851	78	-	-	2,851	78
Carpeting/Flooring	6,804	185	1,601	43	8,405	228
HVAC/Mechanicals	1,909	52	6,467	174	8,376	226
Miscellaneous	664	19	1,633	43	2,297	62
Totals	$20,876	$570	$37,595	$1,015	$58,471	$1,584

(a)
Calculated using the weighted average number of units owned, including 32,910 core units, 2006 acquisition units of 3,067, and 2007 acquisition units of 902 for the nine months ended September 30, 2007 and 32,910 core units and 2006 acquisition units of 177 for the nine months ended September 30, 2006.

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Capital Expenditure Summary

The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

For the three months ended September 30, 2007
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit	Cap Ex	Per Unit	Improvements	Per Unit
Core Communities	$6,252	$190	$13,388	$407	$19,640	$597
2007 Acquisition Communities	234	190	668	544	902	734
2006 Acquisition Communities	583	190	2,480	809	3,063	999
Sub-total	7,069	190	16,536	445	23,605	635
2007 Disposed Communities	39	190	38	185	77	375
2006 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	703	-
	$7,108	$190	$16,574	$442	$24,385	$632

For the nine months ended September 30, 2007
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit	Cap Ex	Per Unit	Improvements	Per Unit
Core Communities	$18,614	$570	$32,110	$971	$50,724	$1,541
2007 Acquisition Communities	514	570	671	743	1,185	1,313
2006 Acquisition Communities	1,748	570	4,814	1,570	6,562	2,140
Sub-total	20,876	570	37,595	1,015	58,471	1,584
2007 Disposed Communities	332	570	384	658	716	1,228
2006 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	2,413	-
	$21,208	$570	$37,979	$1,014	$61,600	$1,580

(1)
No distinction is made between recurring and non-recurring expenditures for corporate office.  Corporate office expenditures includes principally computer hardware, software and office furniture and fixtures.

Adjusted Net Operating Income - Core Properties
($ in thousands)
	Quarter	Quarter
	9/30/2007	9/30/2006	Change
Net Operating Income	$66,107	$63,681	3.8%

Less: Non-recurring Cap-ex @ 6%	(803)	-	-

Adjusted Net Operating Income	$65,304	$63,681	2.5%

Some of our Core Property NOI reflects incremental investments in the communities above and beyond normal capital replacements.  After charging ourselves a 6% cost of debt capital on these additional expenditures, what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

Development Communities as of September 30, 2007
($ in thousands)

		# of		Estimated					%
	Property	Units at	Estimated	Costs	Costs	Construction	Initial	Construction	Physical
	Type	Completion	Costs	Per Unit	Incurred	Start	Occupancy	Completion	Occupancy
Under construction:
Trexler Park West	Garden	216	$25,900	$119.9	$20,273	3Q05	3Q06	2Q08	49.2%
Allentown, PA

1200 East West Highway	High Rise	247	74,000	299.6	15,652	2Q07	2Q09	4Q09	n/a
Silver Spring, MD

Pre-construction:
Huntington Metro	Podium	421	123,000	292.2	35,420	1Q08	3Q09	1Q11	n/a
Alexandria, VA

Falkland North *	High Rise	1,059	317,700	300.0	1,102	2009	2011	2012	n/a
Silver Spring, MD

Totals		1,943	$540,600	$278.2	$72,447

* visit our website at www.homeproperties.com/falkland to learn more

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

2007 Earnings Guidance

	Actual	Actual	Actual
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2007 compared to 2006 based on NAREIT definition
FFO per share - 2007 guidance per NAREIT definition	$0.726	$0.853	$0.835	$.80 - $.83	$3.214 - $3.244
Midpoint of guidance	$0.726	$0.853	$0.835	$0.815	$3.23
FFO per share - 2006 actual per NAREIT definition	$0.636	$0.837	$0.827	$0.767	$3.071
Improvement projected	14.2%	1.9%	1.0%	6.3%	5.2%

2007 compared to 2006 based on "Operating FFO"
FFO per share - 2007 Operating FFO	$0.766	$0.853	$0.835	$.80 - $.83	$3.254 - $3.284
Midpoint of guidance	$0.766	$0.853	$0.835	$0.815	$3.27
FFO per share - 2006 Operating FFO	$0.636	$0.837	$0.827	$0.767	$3.071
Improvement projected	20.4%	1.9%	1.0%	6.3%	6.5%

"Operating FFO" is defined as FFO as computed under the strict interpretation of the NAREIT definition and adding back impairment and other non-recurring charges.  Following the NAREIT definition creates certain noise in 2007 due to the redemption of the 9.0% Series F Preferred Stock.  The $1.9 million in issuance costs originally incurred in 2002 were recorded as a reduction to shareholders' equity.  Upon redemption in the first quarter of 2007, the $1.9 million is reflected as a reduction from both net income available to common shareholders and Funds From Operations available to common shareholders.  Operating FFO for the year will exceed the results as measured under the NAREIT definition by approximately four cents per share in 2007 as this $1.9 million is added back for Operating FFO purposes.

The metrics below have been restated for Core as defined as of September 30, 2007, excluding properties which have been sold in 2007 out of the Core portfolio.

		Actual	Actual	Actual
		First	Second	Third	Fourth
		Quarter	Quarter	Quarter	Quarter	Year
Assumptions for mid-point of guidance:
Same store revenue growth	see note (1)	5.8%	4.1%	2.4%	4.6%	4.2%
Same store expense growth		-0.8%	7.7%	0.3%	4.3%	2.9%
Same store NOI growth		11.9%	1.8%	3.8%	4.8%	5.5%

Same store 2007 physical occupancy		94.5%	95.0%	95.0%	94.9%	94.9%
Same store 2006 physical occupancy		94.7%	95.1%	94.7%	94.4%	94.7%

Difference in occupancy		-0.2%	-0.1%	0.3%	0.5%	0.2%

HOME PROPERTIES 3Q SUPPLEMENTAL FINANCIAL INFORMATION

2007 Earnings Guidance

(1)	The water and sewer portion of our utility reimbursement program is not affected significantly by seasonality and we expect a consistent revenue stream each quarter.

The heating cost reimbursement revenue will be much higher in the winter months, and accordingly lower in the warmer months, so this will create a certain "lumpiness", but will match up better with our period of higher costs.  The breakdown by quarter for both types of reimbursement is as follows:

	2007 (in thousands)
	Actual	Actual	Actual
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
Water & sewer recovery	$1,900	$2,000	$1,900	$2,100	$7,900
Heating costs recovery	3,400	2,200	700	2,400	8,700
	$5,300	$4,200	$2,600	$4,500	$16,600

	2006 (in thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
Water & sewer recovery	$1,400	$1,500	$1,700	$1,600	$6,200
Heating costs recovery	300	300	400	1,200	2,200
	$1,700	$1,800	$2,100	$2,800	$8,400

	Actual	Actual	Actual
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
(2)G & A costs are expected to be flat compared to 2006. The run rate is projected as follows:	$5.5 million	$6.0 million	$6.2 million	$5.8 million	$23.5 million
(3) Interest and dividend income is expected to have a run rate as follows:	$1.2 million	$0.1 million	$0.4 million	$0.4 million	$2.1 million
(4) Other income is expected to have a run rate as follows:	$0.8 million	$0.1 million	$0.2 million	$0.1 million	$1.2 million
(5)Acquisition pace	$125 million	$4 million	$0 million	$71 million	$200 million
(6) Disposition pace	$0 million	$0 million	$91 million	$75 million	$166 million